LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

COLLECTION PERIOD:        JUNE 1-30, 2003                             PAYMENT DATE:    JUL 15 2003
DETERMINATION DATE:       JUL 09 2003                                 REPORT BRANCH:   2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                100.00%         14.20%        30.00%           23.20%         29.60%          97.00%         3.00%
Original Pool Balance     250,000,000.00  35,500,000.00 75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total        250,000,000.00  35,500,000.00 75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts               14,337
Class Pass Through Rates                         1.840%        2.470%           3.175%         3.983%                        8.500%
Senior Strip                    0.25000%
Servicing Fee Rate              2.20000%
Indenture Trustee Fee           0.00350%
Custodian Fee                   0.02100%
Backup Servicer Fee             0.02150%
Insurance Premium Fee           0.35000%

Initial Weighted Average
     APR                       14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate     0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio       14.78400%
Initial Weighted Average
     Remaining Term                64.00
Initial Weighted Average
     Original Term                 67.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                 TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance        190,907,494.50           0.00 53,180,269.66    58,000,000.00  74,000,000.00  185,180,269.66  5,727,224.84
Total Note Balance        190,906,295.29           0.00 53,180,269.66    58,000,000.00  74,000,000.00  185,180,269.66  5,726,025.63

EOP:
Class Percentages                100.00%                                                                       97.00%         3.00%
Number of Current Month
     Closed Contracts                293
Number of Reopened Loans               0
Number of Contracts - EOP         11,915
Total Pool Balance - EOP  183,917,581.70           0.00 46,400,054.24    58,000,000.00  74,000,000.00  178,400,054.24  5,517,527.46
Total Note Balance - EOP  182,755,583.25           0.00 46,400,054.24    58,000,000.00  74,000,000.00  178,400,054.24  4,355,529.01

Class Collateral Pool Factors 0.73102233     0.00000000    0.61866739       1.00000000     1.00000000                    0.58073720

Weighted Average APR of
     Remaining Portfolio       14.76740%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                   0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio    14.76740%
Weighted Average
     Remaining Term                54.30
Weighted Average
     Original Term                 66.78

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                       CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
     Principal                                                 2,364,854.30
     Interest                                                  2,219,036.62
Early Payoffs:
     Principal Collected                                       3,034,365.20
     Early Payoff Excess Servicing Compensation                      315.48
     Early Payoff Principal Net of Rule of 78s Adj.            3,034,049.72        197
     Interest                                                     34,773.33
Liquidated Receivable:
     Principal Collected                                         144,521.93
     Liquidated Receivable Excess Servicing Compensation               0.00
     Liquidated Receivable Principal Net of Rule of 78s Adj      144,521.93         96
     Interest                                                     (3,346.13)
Cram Down Loss:
     Principal                                                         0.00
Purchase Amount:
     Principal                                                         0.00          0
     Interest                                                          0.00
                          Total Principal                      5,543,425.95
                          Total Interest                       2,250,463.82
                          Total Principal and Interest         7,793,889.77
Recoveries                                                       628,301.97
Excess Servicing Compensation                                        315.48
Late Fees & Miscellaneous Fees                                    36,838.53
Collection Account Customer Cash                               8,459,345.75
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                               5,117.20
Servicer Simple Interest Shortfall or (Excess)                    31,199.82
Simple Interest Excess to Spread Account                               0.00
Available Funds                                                8,495,662.77

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SHORTFALL / DRAW
DISTRIBUTION                                                                DISTRIBUTION AMOUNT       DEFICIENCY CLAIM
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                8,495,662.77
Monthly Dealer Participation Fee                                       0.00     8,495,662.77                0.00
Prior Unpaid Dealer Participation Fee                                  0.00     8,495,662.77
Servicing Fees:
     Current Month Servicing Fee                                 349,997.07
     Prior Period Unpaid Servicing Fee                                 0.00
     Late Fees & Miscellaneous Fees                               36,838.53
     Excess Servicing Compensation                                   315.48
     Total Servicing Fees:                                       387,151.08     8,108,511.69                0.00
Senior Strip:                                                     39,772.39     8,068,739.30                0.00
Indenture Trustee Fee                                                556.81     8,068,182.49                0.00
Custodian Fee                                                      3,340.88     8,064,841.61                0.00
Backup Servicer Fee                                                3,420.43     8,061,421.18                0.00
Prior Unpaid Indenture Trustee Fee                                     0.00     8,061,421.18                0.00
Prior Unpaid Custodian Fee                                             0.00     8,061,421.18                0.00
Prior Unpaid Backup Servicing Fee                                      0.00     8,061,421.18                0.00
-----------------------------------------------------------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                DISTRIBUTION AMOUNT       DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:  Current Month                          0.00     8,061,421.18                0.00
                          Prior Carryover Shortfall              0.00     8,061,421.18
Class A-2 Note Interest:  Current Month                    109,462.72     7,951,958.46                0.00
                          Prior Carryover Shortfall              0.00     7,951,958.46
Class A-3 Note Interest:  Current Month                    153,458.33     7,798,500.13                0.00
                          Prior Carryover Shortfall              0.00     7,798,500.13
Class A-4 Note Interest:  Current Month                    245,618.33     7,552,881.80                0.00
                          Prior Carryover Shortfall              0.00     7,552,881.80
Class A-1 Note Principal: Current Month                          0.00     7,552,881.80                0.00
                          Prior Carryover Shortfall              0.00     7,552,881.80
Class A-2 Note Principal: Current Month                  6,780,215.42       772,666.38                0.00
                          Prior Carryover Shortfall              0.00       772,666.38
Class A-3 Note Principal: Current Month                          0.00       772,666.38                0.00
                          Prior Carryover Shortfall              0.00       772,666.38
Class A-4 Note Principal: Current Month                          0.00       772,666.38                0.00
                          Prior Carryover Shortfall              0.00       772,666.38
Certificate Insurer:      Premium                           52,033.35       720,633.03                0.00
                          Reimbursement Obligations              0.00       720,633.03
Expenses:                 Trust Collateral Agent                 0.00       720,633.03                0.00
                          Indenture Trustee                  1,500.00       719,133.03                0.00
                          Custodian                              0.00       719,133.03                0.00
                          Backup Servicer                        0.00       719,133.03                0.00
Senior Strip Allocation                                          0.00       719,133.03
Class B Note Interest:    Current Month                     40,559.35       718,346.07                0.00
                          Prior Carryover Shortfall              0.00       718,346.07
Distribution to the Class B Reserve Account                 39,772.39       678,573.68
Distribution (from) the Class B Reserve Account                  0.00       678,573.68
Distribution to (from) the Spread Account                  678,573.68             0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:
     BOP Liquidated Receivable Principal Balance         1,591,008.78
     Liquidation Principal Proceeds                        144,521.93
     Principal Loss                                      1,446,486.85
     Prior Month Cumulative Principal Loss LTD           9,813,110.28
     Cumulative Principal Loss LTD                      11,259,597.13

------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------
                                                                          % OF TOTAL
DELINQUENCY STATUS:              # OF CONTRACTS           AMOUNT         POOL BALANCE
Current                                  8,321         127,030,261.02        69.07%
1-29 Days                                3,329          52,667,136.15        28.64%
30-59 Days                                 127           1,955,198.44         1.06%
60-89 Days                                  71           1,160,159.78         0.63%
90-119 Days                                 42             666,598.73         0.36%
120 Days or More                            25             438,227.58         0.24%
Total                                   11,915         183,917,581.70       100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                            Trigger        Trigger    Event of Default    Event of
                          Current Month    Threshold        Event        Threshold        Default
Average Delinquency Ratio   1.68020%         8.00%           NO            10.00%            NO
Cumulative Default Rate       5.12%         10.45%           NO            11.94%            NO
Cumulative Loss Rate          2.66%          5.22%           NO            5.97%             NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                           CERTIFICATE INVENTORY                                            RECOVERY INVENTORY
                               # OF CONTRACTS        AMOUNT *                                 # OF CONTRACTS       AMOUNT *
    Prior Month Inventory            67           1,153,173.72          Prior Month Inventory        15           208,843.45
      Current Month Repos            49             765,491.76            Current Month Repos        73         1,251,702.76
Repos Actually Liquidated            55             946,709.53   Repos from Trust Liquidation         0                 0.00
         Repos Liquidated                                           Repos Actually Liquidated        65         1,128,262.13
           at 60+ or 150+             0                   0.00
            Dealer Payoff             0                   0.00                  Dealer Payoff         0                 0.00
         Redeemed / Cured             2              19,277.56               Redeemed / Cured         0                 0.00
          Purchased Repos             0                   0.00                Purchased Repos         0                 0.00
  Current Month Inventory            59             952,678.39        Current Month Inventory        23           332,284.08

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                              # OF CONTRACTS      AMOUNT
Current Month Balance                96       1,591,008.78
Cumulative Balance                  775      12,350,930.57
Current Month Proceeds                          141,175.80
Cumulative Proceeds                           1,083,916.34
Current Month Recoveries                        628,301.97
Cumulative Recoveries                         4,616,768.00

                                         RECEIVABLES LIQUIDATED AT 150 OR
                                         MORE DAYS DELINQUENT, 60 OR MORE
                                         DAYS PAST THE DATE AVAILABLE FOR                 CUMULATIVE RECEIVABLES
                                         SALE AND BY ELECTION:                            LIQUIDATED AT 150+ AND 60+:

                                               Balance            Units                    Balance            Units
Prior Month                                   41,484.74             2                      138,908.85          8
Current Trust Liquidation Balance                  0.00             0                            0.00          0
Current Monthly Principal Payments                 0.00
Reopened Loan Due to NSF                           0.00             1
Current Repurchases                                0.00             0
Current Recovery Sale Proceeds                     0.00            (3)
Deficiency Balance of Sold Vehicles          (41,484.74)
EOP                                                0.00             0                      138,908.85          8

SPREAD ACCOUNT RECONCILIATION
                                                        REQUISITE AMOUNT:14,713,406.54
Total Deposit                              3,750,000.00
BOP Balance                               15,272,599.56
Remaining Distribution Amount                678,573.68
Simple Interest Excess to Spread Account              -
Investment Income                             12,571.20
Current Month Draw                                    -
EOP Balance Prior to Distribution         15,963,744.44

Current Spread Account Release Amount      1,250,337.90

EOP Balance                               14,713,406.54

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                SPECIFIED
                                                          CLASS B RESERVE
                                                                 BALANCE:  2,069,072.79
Total Deposit                              2,812,500.00
BOP Balance                                2,147,709.31
Excess Due Class B Reserve
     From Spread Account                   1,250,337.90
Senior Strip                                  39,772.39
Investment Income                              1,749.81
Current Month Draw                                    -
EOP Balance Prior to Distribution          3,439,569.41

Class B Reserve Account Release Amount     1,370,496.62

EOP Balance                                2,069,072.79

     Class B Principal Payment Amount      1,370,496.62

     Distribution to Certificateholder                -

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                        CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
      UP TO MONTH     TRIGGER EVENT      EVENT OF DEFAULT       UP TO MONTH       TRIGGER EVENT      EVENT OF DEFAULT
           3              1.53%               1.95%                  3                3.06%                3.90%
           6              2.76%               3.50%                  6                5.53%                7.00%
           9              3.96%               4.87%                  9                7.91%                9.74%
          12              5.22%               5.97%                 12               10.45%               11.94%
          15              6.12%               7.04%                 15               12.24%               14.08%
          18              6.64%               7.85%                 18               13.28%               15.70%
          21              7.17%               8.55%                 21               14.33%               17.10%
          24              7.65%               9.14%                 24               15.30%               18.27%
          27              8.10%               9.58%                 27               16.19%               19.17%
          30              8.47%               9.98%                 30               16.94%               19.97%
          33              8.77%              10.32%                 33               17.54%               20.64%
          36              9.03%              10.69%                 36               18.05%               21.37%
          39              9.22%              10.87%                 39               18.44%               21.74%
          42              9.36%              11.06%                 42               18.73%               22.12%
          45              9.47%              11.17%                 45               18.95%               22.34%
          48              9.59%              11.28%                 48               19.18%               22.56%
          51              9.63%              11.32%                 51               19.26%               22.63%
          54              9.66%              11.39%                 54               19.33%               22.78%
          57              9.70%              11.42%                 57               19.40%               22.85%
          60              9.70%              11.42%                 60               19.40%               22.85%
          63              9.70%              11.42%                 63               19.40%               22.85%
          66              9.70%              11.42%                 66               19.40%               22.85%
          69              9.70%              11.42%                 69               19.40%               22.85%
          72              9.70%              11.42%                 72               19.40%               22.85%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:               TRIGGER EVENT    EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date                 8.00%              10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of June 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.



/s/ Marie E. Persichetti
--------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
--------------------------
Maureen E. Morley
Vice President and Controller